                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Movie Star, Inc. on Form S-8 of our report dated August 20, 2002 appearing in the Annual Report on Form 10-K of Movie Star,
Inc. for the year ended June 30, 2002.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

New York, New York
March 31, 2005